                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) February 6, 1998


                            Advanta National Bank
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                              on behalf of the

                     ADVANTA Credit Card Master Trust II


         United States                  333-5433                 23-2804492
-----------------------------  ------------------------  -----------------------
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer
of Incorporation)                                         Identification Number)

       Delaware Corporate Center I
           One Righter Parkway
          Wilmington, Delaware                                 19803
------------------------------------------     ---------------------------------
 (Address of Principal Executive Office)                    (Zip Code)


Registrant's telephone number, including area code (302) 266-5600


                                     N/A
       ---------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.          Not Applicable.

Item 2.          Not Applicable.

Item 3.          Not Applicable.

Item 4.          Not Applicable.

Item 5. On February 6, 1998, the ADVANTA Credit Card Master Trust II issued its Class A Floating Rate Asset Backed Certificates, Series 1998-A and its Class B Floating Rate Asset Backed Certificates, Series 1998-A.

Item 6.          Not Applicable.

Item 7.          Exhibits.

                 The following is filed as an Exhibit to this Report under
                 Exhibit 4.1.

                 Exhibit 4.1 Series 1998-A Supplement to the Amended and Restated Pooling and Servicing Agreement dated as of February 6, 1998.

Item 8.          Not Applicable.

Item 9.          Not Applicable.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                      ADVANTA NATIONAL BANK
                                      On behalf of the ADVANTA Credit Card
                                        Master Trust II



                                      By: /s/ Michael Coco
                                          -------------------------
                                          Name: Michael Coco
                                          Title: Vice President

                                 EXHIBIT INDEX


Exhibit                         Description
-------                         -----------
4.1                Series 1998-A Supplement to the Amended and
                   Restated Pooling and Servicing Agreement dated as
                   of February 6, 1998.